SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 14, 2004


                          ACTIVECORE TECHNOLOGIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           NEVADA                       000-30397                65-6998896
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                        156 FRONT STREET WEST, SUITE 210
                            TORONTO, ONTARIO, M5J 2L6
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                    (Address of principal executive offices)

                                 (416)-252-6200
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                (Registrant's Executive Office Telephone Number)



Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


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FEBRUARY 9, 2005

CHANGE IN ACCOUNTANT, FINANCIAL STATEMENTS AND EXHIBITS


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) By letter dated February 9, 2004 ActiveCore terminated the services of Weinberg & Company P.A. ("Weinberg") the independent auditor of ActiveCore Technologies Inc. (the "Company") for the last 6 years. Subsequently the Company received a response advice that Weinberg has also terminated its engagement with the company. The company has accepted a proposal from BDO Dunwoody LLP the Canadian regional representative of BDO Global Coordination BV to become worldwide auditors commencing with the audit for the fiscal year ended December 31, 2004.

The reports of Weinberg on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2003, 2002 and 2001 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles however in each fiscal year end report the company did include a going concern note due to the nature of its financial standing.

During the fiscal year ended December 31, 2003, and through September 30, 2004, of the Company's current fiscal year ending December 31, 2004, there were no disagreements with Weinberg on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such periods; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

As indicated in the press release of February 9, 2005, the Audit Committee of the Company's Board of Directors has chosen BDO Global as its new auditors and has authorized the termination of audit services by Weinberg. The choice of auditors was made in order to streamline the auditing process now that ActiveCore has substantial international operations in the UK and Canada in addition to the US.

The Company provided Weinberg with a copy of the foregoing disclosures and requested Weinberg to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated February 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


EXHIBIT NUMBER      DESCRIPTION
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10.1                Copy of Press Release re change of auditors

16.1 Letter Re Change in Certifying Accountant: Letter from Weinberg & Company P.A. to the Securities and Exchange Commission dated February 9, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 14, 2005                   IVP TECHNOLOGY CORPORATION


                                             By:      /s/ Peter J. Hamilton_____
                                             Name:    Peter J. Hamilton
                                             Its:     President and CEO


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